Restructuring and Integration	12 Months Ended
Dec. 31, 2021
Restructuring and Related Activities [Abstract]
Restructuring and Integration
16. Restructuring and Integration
During the third quarter of 2019, management initiated a restructuring and integration plan (“the Plan”) following the completion of the Hodges acquisition and in anticipation of the NGA HR acquisition, which was completed on November 1, 2019. The Plan is intended to integrate and streamline operations across the Company and is expected to generate cost reductions related to position eliminations and facility and system rationalizations. The Company expects to incur costs related to severance, contract and lease exits and other related costs. The Company expects these restructuring and integration activities and related expenses to affect continuing operations through the fourth quarter of 2022.
The Plan is expected to result in cumulative costs of approximately $140 million through the end of the plan, consisting of approximately $69 million in severance and related benefits, and approximately $71 million in other costs, including technology realization, lease consolidation costs, advisory and consulting fees. The Plan is expected to generate annual cost savings of approximately $196 million by 2022.
From the inception of the Plan through December 31, 2021, the Company has incurred total expenses of $105 million. These charges are recorded in Cost of services, exclusive of depreciation and amortization and Selling, general and administrative expenses in the Consolidated Statements of Comprehensive Income (Loss).
The following table summarizes restructuring costs by type that have been incurred through December 31, 2021 and are estimated to be incurred through the end of the Plan. Estimated costs by type may be revised in future periods as these assumptions are updated:

	Successor	Predecessor
	Six Months Ended December 31, 2021	Six Months Ended June 30, 2021	Inception to Date	Estimated Remaining Costs	Estimated Total Cost (1)
Employer Solutions
Severance and Related Benefits	$1	$6	$46	$13	$59
Other Restructuring Costs (2)	3	2	45	17	62

Total Employer Solutions	$4	$8	$91	$30	$121
Professional Services
Severance and Related Benefits	$—	$1	$8	$2	$10
Other Restructuring Costs (2)	1	—	6	3	9

Total Professional Services	$1	$1	$14	$5	$19

Total Restructuring Costs	$5	$9	$105	$35	$140

(1)
Actual costs, when incurred, may vary due to changes in the assumptions built into the Plan. Significant assumptions that may change when plans are finalized and implemented include, but are not limited to, changes in severance calculations, changes in the assumptions underlying sublease loss calculations due to changing market conditions, and changes in the overall analysis that might cause the Company to add or cancel component initiatives.

(2)	Other costs associated with the Plan primarily include consulting and legal fees and lease consolidation.
As of December 31, 2021, approximately $4 million of the restructuring liability is unpaid and is recorded in Accounts payable and accrued liabilities on the Consolidated Balance Sheets.

	Predecessor
	Severance and Related Benefits	Other Restructuring Costs	Total
Accrued restructuring liability as of December 31, 2020	$12	$3	$15
Restructuring charges	7	2	9
Cash payments	(13)	(5)	(18)

Accrued restructuring liability as of June 30, 2021	$6	$—	$6

	Successor
	Severance and Related Benefits	Other Restructuring Costs	Total
Accrued restructuring liability as of July 1, 2021	$6	$—	$6
Restructuring charges	1	4	5
Cash payments	(3)	(4)	(7)

Accrued restructuring liability as of December 31, 2021	$4	$—	$4